United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

Langer, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12991 (Commission File Number)	11-2239561 (IRS Employer Identification Number)

450 Commack Road, Deer Park, New York (Address of principal executive offices)	11729-4510 (Zip Code)

Registrant’s telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On December 8, 2006, Langer, Inc., a Delaware corporation (the "Registrant" or the "Company") entered into the Note Purchase Agreement and issued the Notes described in Item 2.03 below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

On December 8, 2006, the Company became obligated on a direct financial obligation by entering into and closing upon a note purchase agreement dated as of such date (the "Note Purchase Agreement") with investors (the "Purchasers") who purchased, pursuant to the Note Purchase Agreement, an aggregate of $28,880,000 of the Company's 5% convertible subordinated notes due December 7, 2011 (the "Notes"). The Notes are not registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of the Company's common stock, $0.02 par value ("Common Stock") acquirable upon conversion of the Notes (such shares, the "Underlying Shares," which term includes such additional number of shares of Common Stock as may be issuable on account of any adjustment of the conversion price under the Notes) are not presently registered under the Securities Act. The Company has agreed to file a registration statement with respect to the Underlying Shares not later than September 30, 2007 but has agreed to use commercially reasonable efforts to file the registration statement no later than January 31, 2007.

The Notes bear interest at the rate of 5% per annum, payable in cash semiannually on June 30 and December 31 of each year, commencing June 30, 2007. The Notes are immediately convertible into the Underlying Shares at the rate of $4.75 per share, subject to adjustments for stock splits, stock dividends and similar transactions, and issuances of the Common Stock for cash at prices lower than the conversion price then in effect, on a weighted average basis. At the current conversion price, the number of Underlying Shares is 6,080,000. The principal of the Notes is due on December 7, 2011, subject to the earlier call of the Notes by the Company, as follows: (i) the Notes may not be called prior to December 7, 2007; (ii) from December 7, 2007, through December 7, 2009, the Notes may be called and redeemed for cash, in the amount of 105% of the principal amount of the Notes (plus accrued but unpaid interest, if any, through the call date); (iii) after December 7, 2009, the Notes may be called and redeemed for cash in the amount of 100% of the principal amount of the Notes (plus accrued but unpaid interest, if any, through the call date); and (iv) at any time after December 7, 2007, if the closing price of the Common Stock of the Company on the Nadaq Stock Market (or any other exchange on which the Company's common stock is then traded or quoted) has been equal to or greater than $7.00 per share for 20 of the preceding 30 trading days immediately prior to the Company's issuing a call notice, then the Notes shall be mandatorily converted into Common Stock at the conversion price then applicable.

In the event of a default on the Notes, the due date of the Notes may be accelerated if demanded by holders of at least 40% of the Notes, subject to waiver by holders of 51% of the Notes if the Company pays all arrearages of interest on the Notes. Events of default are defined to include a change of control of the Company.

The payment of interest and principal of the Notes is subordinate to the Company's presently existing capital lease obligations, in the amount of approximately $2,700,000 as of September 30, 2006. The Notes would also be subordinated to any additional debt which the Company may incur hereafter for borrowed money, or under additional capital lease obligations, obligations under letters of credit, bankers' acceptances or similar credit transactions.

In connection with the sale of the Notes, the Company paid a commission at the rate of 4% of the amount of Notes sold, excluding Notes sold to members of the Board of Directors and their affiliates, to Wm Smith & Co., who served as placement agent in the sale of the Notes.

The foregoing summary is not necessarily complete and is qualified in its entirety by reference to the Note Purchase Agreement and the Form of Note, copies of which are filed with this Current Report as exhibits hereto.

Item 3.02	Unregistered Sales of Equity Securities.

As set forth in Item 2.03 of this Current Report, the Company has sold $28,880,000 principal amount of its 5% Convertible Subordinated Notes due December 7, 2011. The Notes are immediately convertible into 6,080,000 shares of Common Stock at the conversion rate currently in effect. The Purchasers represented to the Company that they are "accredited investors" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act. The sale of the Notes and the Underlying Shares (if and when acquired by the Purchasers on conversion of the Notes) are exempt from the registration requirements of the Securities Act by Section 4(2) thereof. The terms of conversion of the Notes are described in Item 2.03 hereof.

Item 8.01	Other Events.

On December 11, 2006, the Company issued a press release announcing the closing of the Note Purchase Agreement and sale of the Notes, a copy of which is attached hereto as Exhibit 99.1. The information furnished pursuant to this Item 8.01 of this Form 8-K and in the aforesaid Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1
Form of Note Purchase Agreement dated as of December 7, 2006, among the Company and the purchasers of the Company's 5% Convertible Subordinated Notes Due December 7, 2011, including letter amendment dated as of December 7, 2006, without exhibits.

Exhibit 10.2	Form of the Company's 5% Convertible Subordinated Note Due December 7, 2011.

Exhibit 99.1	Press release dated December 11, 2006, regarding the closing of the Note Purchase Agreement and the sale of the Notes.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 12, 2006	Langer, Inc.

	By:	/s/ W. Gray Hudkins
W. Gray Hudkins, President and Chief Executive Officer

Exhibit Index

Exhibit 10.1
Form of Note Purchase Agreement dated as of December 7, 2006, among the Company and the purchasers of the Company's 5% Convertible Subordinated Notes Due December 7, 2011, including letter amendment dated as of December 7, 2006, without exhibits.

Exhibit 10.2	Form of the Company's 5% Convertible Subordinated Note Due December 7, 2011.

Exhibit 99.1	Press release dated December 11, 2006, regarding the closing of the Note Purchase Agreement and the sale of the Notes.